                                                                     Exhibit 1.1


                                20,000,000 Shares

                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

                              Class A Common Stock


                             UNDERWRITING AGREEMENT


                                                                    July -, 1999



CREDIT SUISSE FIRST BOSTON CORPORATION
SALOMON SMITH BARNEY INC.
BANCBOSTON ROBERTSON STEPHENS INC.
DEUTSCHE BANK SECURITIES, INC.
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
         Eleven Madison Avenue,
           New York, N.Y. 10010-3629

Dear Sirs:

                  1. Introductory. Fairchild Semiconductor International, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the Underwriters (as defined) 20,000,000 shares (the "FIRM SECURITIES") of its Class A Common Stock (the "COMMON STOCK") and National Semiconductor Corporation (the "SELLING Stockholder") proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 3,000,000 shares (the "OPTIONAL SECURITIES") of Common Stock as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES". The Company and the Selling Stockholder hereby agree with the several Underwriters named in Schedule A hereto (the "Underwriters") as follows:

         2. Representations and Warranties of the Company and the Selling Stockholder. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

                  (i) A registration statement (No. 333-78557) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "COMMISSION") and either
         (i) has been declared effective under the Securities Act of 1933 (the "ACT") and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "INITIAL REGISTRATION STATEMENT") has been declared effective, either (i) an additional registration statement (the "ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(B)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or
         (ii) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(C)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (i) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (ii) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(B)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(B)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (i) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

                  (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the business, assets, operations, properties, financial condition, liabilities or prospects of the Company and its subsidiaries taken as a whole, or would not materially and adversely affect the ability of the Company to perform its obligations under this Agreement (a "MATERIAL ADVERSE EFFECT").

                  (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, other than as described in the Prospectus.

                   (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities, other than as set forth in the Securities Purchase and Holders Agreement, as amended, dated March 11, 1997, among the Company and the stockholders of the Company.

                  (vi) This Agreement has been duly authorized, executed and delivered by the Company.

                  (vii) There are no contracts, agreements or understandings between the Company or any subsidiary of the Company and any person that would give rise to a valid claim against the Company or any subsidiary of the Company or any Underwriter for a brokerage commission, finder's fee or other like payment, other than to the Underwriters, in connection with this offering.

                  (viii) There are no contracts, agreements or understandings between the Company or any subsidiary of the Company and any person granting such person the right to require the Company or any subsidiary of the Company to file a registration statement under the Act with respect to any securities of the Company or any subsidiary of the Company owned or to be owned by such person or to require the Company or any subsidiary of the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, other than the Registration Rights Agreement dated March 30, 1999 among the Company, Fairchild Semiconductor Corporation, Fairchild Semiconductor Corporation of California, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and Fleet Securities, Inc. and the Registration Rights Agreement dated March 11, 1997 among the Company and the stockholders of the Company.

                  (ix) The Offered Securities have been approved for listing on the New York Stock Exchange subject to notice of issuance.

                  (x) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and the Rules and Regulations of the Commission thereunder and such as may be required under state securities or blue sky laws in connection with the offer and sale of the Offered Securities by the Company.

                  (xi) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities by the Company, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any domestic or, to the knowledge of the Company, foreign, statute, rule, regulation or order of any governmental agency or body or any court, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

                  (xii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them and necessary to conduct the business now operated by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the

         Company and its subsidiaries hold any leased real or personal property necessary to the conduct of the business now operated by them under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business presently operated and conducted by them, subject to such qualifications as may be set forth in the Prospectus or except where the failure to so possess would not, singularly or in the aggregate, have a Material Adverse Effect; and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xiv) No material labor dispute with the employees of the Company or any subsidiary of the Company exists or, to the knowledge of the Company or any subsidiary of the Company, is imminent that might have a Material Adverse Effect.

                  (xv) The Company and its subsidiaries own, possess, have the right to use by license or otherwise, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

                  (xvi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and neither the Company nor any subsidiary of the Company is aware of any pending investigation which might lead to such a claim.

                  (xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's or any subsidiary's knowledge, threatened.

                  (xviii) The financial statements of the Company and Fairchild Semiconductor Corporation included in each Registration Statement and the Prospectus present fairly the financial position of the Company and Fairchild Semiconductor Corporation on the basis stated therein as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration

         Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements, and the related notes thereto, included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (xix) To the knowledge of the Company, the financial statements of the Power Device Business of Samsung Electronics Co., Ltd. ("FAIRCHILD KOREA") included in each Registration Statement and the Prospectus present fairly the financial position of Fairchild Korea as of the dates shown and its results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements, and the related notes thereto, included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (xx) Except as disclosed in the Prospectus, (i) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, since the date of the most recent audited financial statements of the Company and its subsidiaries included in the Prospectus and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company or any subsidiary on any class of its capital stock since the date of the most recent audited financial statements of the Company and the subsidiaries included in the Prospectus.

                  (xxi) Neither the Company nor any subsidiary is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and each of the Company and its subsidiaries is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act.

                  (xxii) Neither the Company nor its subsidiaries has entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

                  (xxiii) None of the Company and its subsidiaries or, to the best knowledge of the Company or any subsidiary, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any subsidiary has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

         (b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

                  (i) The Selling Stockholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by the Selling Stockholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by the Selling Stockholder on such Closing Date.

                  (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences apply only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by the Selling Stockholder specifically for use therein.

                  (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Selling Stockholder and any person that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (iv) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Selling Stockholder, except such as have been obtained and made under the Act and the Rules and Regulations of the Commission thereunder and such as may be required under state securities or blue sky laws in connection with the offer and sale of the Offered Securities by the Selling Stockholder.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions set forth herein, the

Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $- per share, the respective numbers of shares of Firm Securities set forth opposite the names of the several Underwriters in Schedule A hereto.

         The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") at the office of Cravath, Swaine & Moore, at 9:00 A.M., New York time, on -, 1999, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the above office at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company and the Selling Stockholder from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per share of Common Stock to be paid for the Firm Securities. The Selling Stockholder agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name in Schedule A hereto bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Selling Stockholder.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company and the Selling Stockholder will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official wire transfer to an account at a bank acceptable to CSFBC, at the above office. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Stockholder. The Company and, as specifically set forth below, the Selling Stockholder, each with respect to itself, agree with the several Underwriters that:

                  (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

                  (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

                  (e) The Company will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

                  (f) The Company, in cooperation with the Underwriters and their counsel, will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (g) During the period of three years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (h) The Company and the Selling Stockholder will pay all expenses incident to the performance of the obligations of the Company and the Selling Stockholder, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees, for all fees and expenses incident to listing the Offered Securities on The New York Stock Exchange and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Underwriters of the completion of the distribution of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

                  (j) For a period of 180 days after the date of the initial public offering of the Offered Securities by the Underwriters, the Company and the Selling Stockholder will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of its shares of Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC. Notwithstanding the foregoing sentence, during such 180 day period the Company (1) may grant stock options pursuant to the Company's existing stock option plans, and may issue shares of Common Stock pursuant to the exercise of such options, (2) may file registration statements on Form S-8 and amendments thereto in connection with those stock option or employee stock purchase plans of the Company in existence on the Closing Date,
         (3) may file a registration statement in connection with the resale by certain management employees (such employees to be identified in any such registration statement) of the Company who are beneficiaries of the Fairchild-NSC Deferred Compensation Plan Trust (the "TRUST") of Common Stock issued to H.M. Payson, as trustee of the Trust, and subsequently distributed to such beneficiaries as a result of the conversion of shares of the Company's 12% Series A Cumulative Compounding Preferred Stock into shares of Common Stock, (4) may issue shares of Common Stock upon the exercise of any option or warrant or the conversion or exchange of a security issued by it and outstanding on the date hereof, (5) may issue shares or options in acquisitions in which the acquiror or acquirors of such shares agree(s) to such restrictions, (6) may issue shares of Common Stock in connection with the exchange or conversion of the Company's 12% Series A Cumulative Compounding Preferred Stock and (7) may issue shares of Common Stock to participating employees in connection with the termination of the Company's Employee Stock Purchase Savings Plan.

                  (k) The Company will apply the net proceeds of the offering and the sale of the Offered Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds."

                  (l) The Selling Stockholder agrees to deliver to CSFBC, attention: Transactions Advisory Group on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (m) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Selling Stockholder will promptly notify CSFBC and the Company of such event.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters (i) to purchase and pay for the Firm Securities on the First Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein in all material respects, except to the extent such representations and warranties are already qualified by materiality in Section 2 herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the additional conditions precedent listed in this Section 6 and (ii) to purchase and pay for the Optional Securities on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder herein in all material respects, except to the extent such representations and warranties are already qualified by materiality in Section 2 herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions precedent:

                  (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective

         Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG LLP, independent auditors for the Company and its subsidiaries (except for Fairchild Korea), substantially in the form of Exhibit A hereto and acceptable to the Underwriters.

                  (b) The Underwriters shall have received a letter, dated the date of delivery thereof, of Samil Accounting Corporation, independent auditors for Fairchild Korea, substantially in the form of Exhibit B hereto and acceptable to the Underwriters.

                  (c) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Selling Stockholder, the Company or the Representatives, shall be threatened by the Commission.

                  (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the reasonable judgment of CSFBC, be likely to prejudice materially the success of the public offering or the sale and payment for of the Offered Securities whether in the primary market or in respect of dealings in the secondary market, or (ii) any change, or any development or event involving a prospective change, in the financial condition, business, properties or results of operations of the Company and its subsidiaries taken as a whole which, in the reasonable judgment of CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the public offering or the sale of and payment for the Offered Securities; (iii) any downgrading in the rating of any debt securities of the Company or its subsidiaries by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company or its subsidiaries (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iv) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or its subsidiaries on any exchange or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; or (vi) any outbreak or escalation of major hostilities in which the United States or Korea is involved, any declaration of war by Congress or the Korean government or any other substantial national or international calamity or emergency if, in the reasonable judgment of a majority in interest of the Underwriters, including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with the completion of the public offering or sale of and payment for the Offered Securities.

                  (e) The Representatives shall have received an opinion, dated the Closing Date, of Daniel E. Boxer, General Counsel of the Company, that:

                           (i) each of the subsidiaries of the Company (except
                  Fairchild Korea) is a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and corporate authority to own its properties and conduct its businesses as described in the Prospectus; and is duly qualified to do business as a foreign corporation and is in good standing in the jurisdictions listed in such opinion;

                           (ii) except as disclosed in the Prospectus, insofar
                  as is known to such counsel, there are no actions, suits or proceedings threatened or pending against the subsidiaries of the Company or any of their respective properties that if determined adversely to any subsidiary would be reasonably likely to have a Material Adverse Effect; and

                           (iii) such counsel does not know of any legal or
                  governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required.

                  (f) The Representatives shall have received an opinion, dated the Closing Date, of Dechert Price & Rhoads, counsel for the Company, that:

                           (i) the Company is a corporation in good standing
                  under the laws of the State of Delaware, with corporate power and corporate authority to own its properties and conduct its businesses as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation and is in good standing in the jurisdictions listed in such opinion;

                           (ii) each of Fairchild Semiconductor Corporation and
                  Fairchild Semiconductor Corporation of California is a corporation in good standing under the laws of the jurisdiction in which it is incorporated;

                           (iii) insofar as is known to such counsel, to the
                  extent the Prospectus contains summaries of statutes, legal proceedings or documents (or provisions thereof) referred to therein, such statements are true and correct in all material respects;

                           (iv) the Offered Securities and all other outstanding
                  shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date, such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the shares of Common Stock, other than as set forth in the Securities Purchase and Holders Agreement, as amended, dated March 11, 1997, among the Company and the stockholders of the Company;

                           (v) no consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required for the performance by the Company of its obligations under this Agreement or in connection with the issuance and sale of the Offered Securities by the Company except such as have been obtained or made or as may be required under the Securities Act or the Exchange Act and the rules and regulations of the Commission thereunder and such as may be required by state securities or blue sky laws in connection with the offer and sale of the Offered Securities, and except for such consents, approvals, authorizations, orders or filings the failure of which to obtain or make would not result in a Material Adverse Effect;

                           (vi) the execution, delivery and performance of this
                  Agreement by the Company and the issuance and sale of the Offered Securities by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material New York or Federal statute, rule or regulation or the Delaware General Corporation Law applicable to the Company or any order of any governmental agency or body or any court having jurisdiction over the Company, Fairchild Semiconductor Corporation or Fairchild Semiconductor Corporation of California or any of their properties and which order is known to such counsel, or any agreement or instrument listed in such opinion, or the charter or by-laws of the Company, Fairchild Semiconductor Corporation or Fairchild Semiconductor Corporation of California, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

                           (vii) except as disclosed in the Prospectus, insofar
                  as is known to such counsel, there are no actions, suits or proceedings threatened or pending against the Company or any of its properties that if determined adversely to the Company would be reasonably likely to have a Material Adverse Effect;

                           (viii) the Company is not an open-end investment
                  company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and it is not a closed-end investment company required to be registered, but not registered, thereunder; and the Company is not, and after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act;

                           (ix) the Initial Registration Statement was declared
                  effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the Initial Registration Statement or the Additional Registration Statement (as the case may be), and, to the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations (except as to the financial statements, supporting schedules, footnotes and other financial and statistical information included therein, as to which such counsel expresses no opinion); and

                           (x) this Agreement has been duly authorized, executed
                  and delivered by the Company.

                  In addition, such counsel shall state in a separate letter that they have participated in conferences with officers and other representatives of the Company and representatives of the Underwriters and its counsel during which the contents of the Registration Statement and related matters were discussed and reviewed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of the information that was developed in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the applicable law, that nothing came to their attention that caused them to believe that any part of a Registration Statement or any amendment thereto made prior to the Closing Date (other than the financial statements and schedules and the other financial and statistical data included therein, as to which such counsel expresses no opinion), as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Prospectus or any amendment or supplement thereto, made prior to the Closing Date (other than the financial statements and schedules and the other financial and statistical data included therein, as to which such counsel expresses no opinion), as of the date of the Prospectus or any amendment or Supplement thereto or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the General Corporation Law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel who are satisfactory to counsel for the Underwriters (which opinion will be attached thereto) and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion may be limited to the General Corporation Law of the State of Delaware and the laws of the State of New York, and the Federal laws of the United States.

                  (g) The Representatives shall have received an opinion, dated the Closing Date, from Kim & Chang, special counsel for the Company, that:

                           (i) Fairchild Korea is a limited liability company
                  (chusik hoesa) duly organized and validly existing under the laws of the Republic of Korea; and Fairchild Korea has the corporate power to own its property and conduct its business in accordance with its Articles of Incorporation.

                           (ii) Notwithstanding that certain other licenses and
                  permits may be required for Fairchild Korea to conduct its business, no separate business license is necessary under the Korean laws in order for Fairchild Korea to engage in developing, manufacturing and selling power device products.

                  (h) The Representatives shall have received an opinion, dated such Closing Date, of John M. Clark, III, General Counsel for the Selling Stockholder, to the effect that:

                           (i) The Selling Stockholder had valid and
                  unencumbered title to the Offered Securities delivered by the Selling Stockholder on the Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by the Selling Stockholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from the Selling Stockholder on such Closing Date hereunder;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by the Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities sold by the Selling Stockholder, except such as have been obtained and made under the Act and may be required under state securities laws;

                           (iii) The execution, delivery and performance of this
                  Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Selling Stockholder or any of its properties or any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the properties of the Selling Stockholder is subject, or the charter or by-laws of the Selling Stockholder; and

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by the Selling Stockholder.

                  (i) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (j) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation and in their capacity as such officers, on behalf of the Company, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the dates of the most recent financial statements of the Company in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (k) The Representatives shall have received a letter, dated such Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section 6, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection (k).

                  (l) The Underwriters shall have received a letter, dated the Closing Date, of Samil Accounting Corporation which meets the requirements of subsection (b) of this Section 6, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection (l).

                  (m) The Company shall have received a waiver from each party thereto (other than the Company) with respect to registration rights granted to such party under the Registration Rights Agreement, dated March 11, 1997, among the Company, Sterling Holding Company, LLC, the Selling Stockholder and the management investors listed therein.

                  (n) The "lock-up" agreements between the Representatives and the Company, the Selling Stockholder, H.M. Payson & Co., Kirk P. Pond, Joseph R. Martin, Sterling Holding Company, LLC, Daniel E. Boxer, Jerry
         M. Baker, W. Wayne Carlson, Darryl Mayeux, Ernie D'Escobel, Steve Hamilton, Dennis Hawkins, K.T. Tan, K.H. Khor, Laurenz Schmidt, Eric Kuo, W.T. Greer, Todd Smith, John Marcus, Keith Jackson, David Henry, Matthew Towse, and certain persons affiliated with Citicorp Venture Capital Ltd., delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

The Selling Stockholder and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided further, however, that the foregoing indemnity with respect to any preliminary Prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages, liabilities or actions in respect thereof purchased Offered Securities to the extent that such losses, claims, damages, liabilities or actions in respect thereof of such Underwriter result from a fact that such Underwriter sold Offered Securities to a person in an initial resale to whom there was not sent or given, at or prior to the written confirmation of the sale of such Offered Securities, a copy of the Prospectus (as amended or supplemented), if the Company had previously furnished a copy of such amendments or supplements to such Underwriter, and the losses, claims, damages, liabilities or actions in respect thereof of such Underwriter result from an untrue statement or omission of a material fact contained in the Preliminary Prospectus, which was corrected in the Prospectus.

         (b) The Selling Stockholder will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the paragraph on the cover page concerning the terms of the Offering by the Underwriters, the concession and reallowance figures appearing in the [fourth] paragraph under the caption "Underwriting" and the over-allotment and stabilization information contained in the [eleventh] paragraph under the caption "Underwriting."

         (d) Promptly after receipt by an indemnified party under this Section or Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above or Section 9, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above or
Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section or Section 9, as the case may be, for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the shares of Common Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of Common Stock underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and the Selling Stockholder under this Section or Section 9 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and, with respect to any Optional Closing Date, to the Selling Stockholder for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and, in the case of any Optional Securities, the Selling Stockholder for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or, in the case of any Optional Securities, the Selling Stockholder, except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Qualified Independent Underwriter. The Company hereby confirms that at its request CSFBC has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU") within the meaning of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. in connection with the offering of the Offered Securities. The Company and the Selling Stockholder will severally and not jointly indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

         10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholder and of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Stockholder shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholder and the Underwriters pursuant to Section 7 and the obligations of the Company and the Selling Stockholder pursuant to Section 9 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),

(iv), (v) or (vi) of Section 6(d), the Company and the Selling Stockholder will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Fairchild Semiconductor International, Inc., 333 Western Avenue, Mail Stop 01-00, South Portland, ME, 04106, Attention: Daniel E. Boxer, Esq. or, if sent to the Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to it at National Semiconductor Corporation, 1090 Kifer Road, Mail Stop 16-135, Sunnyvale, CA 94086, Attention: John M. Clark, III, Esq.; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         13. Representation of Underwriters. The Representatives will act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         15. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company and the Selling Stockholder hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Stockholder and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                FAIRCHILD  SEMICONDUCTOR INTERNATIONAL, INC.,


                                    By
                                      Name:
                                      Title:


                                NATIONAL SEMICONDUCTOR CORPORATION,


                                    By
                                      Name:
                                      Title:


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.



    CREDIT SUISSE FIRST BOSTON CORPORATION
    SALOMON SMITH BARNEY INC.
    BANCBOSTON ROBERTSON STEPHENS, INC.
    DEUTSCHE BANK SECURITIES, INC.

                  Acting on behalf of themselves and as the Representatives of the several
                  Underwriters

    By  CREDIT SUISSE FIRST BOSTON CORPORATION,

    By
         Name:
         Title:

                                   SCHEDULE A






                UNDERWRITER                                       NUMBER OF
                                                               FIRM SECURITIES
Credit Suisse First Boston Corporation......................
Salomon Smith Barney Inc. ..................................
BancBoston Robertson Stephens, Inc..........................
Deutsche Bank Securities, Inc...............................
                                                                 -----------
    Total...................................................      20,000,000
                                                                 ===========